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                                                               Exhibit 10(a)(14)












                              UTILICORP UNITED INC.


                            CAPITAL ACCUMULATION PLAN





             (AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 2001)



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                                                 TABLE OF CONTENTS

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
INTRODUCTION......................................................................................................1

ARTICLE I DEFINITIONS.............................................................................................1


ARTICLE II SELECTION, ENROLLMENT, ELIGIBILITY.....................................................................6

   2.1   SELECTION BY COMMITTEE...................................................................................6

   2.2   ELIGIBILITY; COMMENCEMENT OF PARTICIPATION...............................................................6

   2.3   TERMINATION OF PARTICIPATION AND/OR DEFERRALS............................................................6


ARTICLE III       CREDITING OF ACCOUNTS/TAXES.....................................................................7

   3.1   DEFERRAL OF BASE SALARY..................................................................................7

   3.2   MATCHING CONTRIBUTIONS...................................................................................8

   3.3   DISCRETIONARY CONTRIBUTION...............................................................................8

   3.4   VESTING..................................................................................................8

   3.5   CREDITING/DEBITING OF ACCOUNTS...........................................................................8

   3.6   FICA AND OTHER TAXES....................................................................................10

   3.7   DISTRIBUTIONS...........................................................................................10

   3.8   OTHER DEFERRED INCOME ARRANGEMENTS......................................................................10


ARTICLE IV SHORT TERM PAY-OUT; UNFORESEEABLE FINANCIAL EMERGENCIES; WITHDRAWAL ELECTION..........................10

   4.1   SHORT TERM PAY-OUT......................................................................................10

   4.2   WITHDRAWAL PAY-OUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES..................................11

   4.3   WITHDRAWAL ELECTION.....................................................................................11

ARTICLE V RETIREMENT BENEFIT.....................................................................................12

   5.1   RETIREMENT BENEFIT......................................................................................12

   5.2   PAYMENT OF RETIREMENT BENEFIT...........................................................................12

ARTICLE VI DEATH BENEFITS........................................................................................12

   6.1   POST-RETIREMENT DEATH BENEFIT...........................................................................12

   6.2   PRE-RETIREMENT DEATH BENEFIT............................................................................12


ARTICLE VII TERMINATION BENEFIT..................................................................................13

   7.1   TERMINATION BENEFIT.....................................................................................13

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
   7.2   PAYMENT OF TERMINATION BENEFIT..........................................................................13


ARTICLE VIII        DISABILITY WAIVER AND BENEFIT................................................................13

   8.1   DISABILITY WAIVER.......................................................................................13

   8.2   CONTINUED ELIGIBILITY; DISABILITY BENEFIT...............................................................13


ARTICLE IX        BENEFICIARY DESIGNATION........................................................................14

   9.1   BENEFICIARY.............................................................................................14

   9.2   BENEFICIARY DESIGNATION; CHANGE.........................................................................14

   9.3   ACKNOWLEDGMENT..........................................................................................14

   9.4   NO BENEFICIARY DESIGNATION..............................................................................14

   9.5   DOUBT AS TO BENEFICIARY.................................................................................14

   9.6   DISCHARGE OF OBLIGATIONS................................................................................14


ARTICLE X         LEAVE OF ABSENCE...............................................................................14

   10.1  PAID LEAVE OF ABSENCE...................................................................................14

   10.2  UNPAID LEAVE OF ABSENCE.................................................................................14


ARTICLE XI        TERMINATION, AMENDMENT OR MODIFICATION.........................................................15

   11.1  TERMINATION.............................................................................................15

   11.2  AMENDMENT...............................................................................................15

   11.3  PLAN AGREEMENT..........................................................................................16

   11.4  EFFECT OF PAYMENT.......................................................................................16


ARTICLE XII       ADMINISTRATION.................................................................................16

   12.1  COMMITTEE DUTIES........................................................................................16

   12.2  AGENTS..................................................................................................16

   12.3  BINDING EFFECT OF DECISIONS.............................................................................16

   12.4  INDEMNITY OF COMMITTEE..................................................................................16

   12.5  EMPLOYER INFORMATION....................................................................................16


ARTICLE XIII        OTHER BENEFITS AND AGREEMENTS................................................................17

   13.1  COORDINATION WITH OTHER BENEFITS........................................................................17


ARTICLE XIV         CLAIMS PROCEDURES............................................................................17

   14.1  PRESENTATION OF CLAIM...................................................................................17

   14.2  NOTIFICATION OF DECISION................................................................................17
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
   14.3  REVIEW OF A DENIED CLAIM................................................................................17

   14.4  DECISION ON REVIEW......................................................................................18

   14.5  LEGAL ACTION............................................................................................18


ARTICLE XV        TRUST..........................................................................................18

   15.1  ESTABLISHMENT OF THE TRUST..............................................................................18


ARTICLE XVI         MISCELLANEOUS................................................................................19

   16.1  STATUS OF PLAN..........................................................................................19

   16.2  UNSECURED GENERAL CREDITOR..............................................................................19

   16.3  EMPLOYER'S LIABILITY....................................................................................19

   16.4  NONASSIGNABILITY........................................................................................19

   16.5  NOT A CONTRACT OF EMPLOYMENT............................................................................19

   16.6  FURNISHING INFORMATION..................................................................................19

   16.7  TERMS...................................................................................................19

   16.8  CAPTIONS................................................................................................20

   16.9  GOVERNING LAW...........................................................................................20

   16.10 NOTICE..................................................................................................20

   16.11 SUCCESSORS..............................................................................................20

   16.12 SPOUSE'S INTEREST.......................................................................................20

   16.13 VALIDITY................................................................................................20

   16.14 INCOMPETENT.............................................................................................20

   16.15 COURT ORDER.............................................................................................21

   16.16 DISTRIBUTION IN THE EVENT OF TAXATION...................................................................21

   16.17 INSURANCE...............................................................................................21

   16.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL....................................................21
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                                     -iii-

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                                  INTRODUCTION

         The UtiliCorp United Inc. Supplemental Contributory Retirement Plan was originally adopted effective as of January 1, 1995. Effective as of January 1, 2001, the Plan is amended and restated in its entirety as set forth herein, and the terms of the "UtiliCorp United Inc. Capital Accumulation Plan" are merged with and into this amended and restated Plan document. In connection with this amendment and restatement, the Plan will continue under the name of the "UtiliCorp United Inc. Capital Accumulation Plan." The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated employees and non-employee directors who contribute materially to the continued growth, development and future business success of UtiliCorp United Inc., a Delaware corporation, and its subsidiaries that participate in this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

         The rights and benefits of a Participant or any other person entitled to benefits under this Plan shall be determined in accordance with the applicable provisions of the Plan in effect at the time of the Participant's separation from service, except as otherwise explicitly provided in this Plan.

                                    ARTICLE I
                                   DEFINITIONS

         For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the meanings set forth below:

         1.1 "ACCOUNT" shall mean, with respect to each Participant, the bookkeeping account(s) established on behalf of such Participant to reflect his or her interest in the Plan. Such Account shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

         1.2 "ANNUAL BONUS" shall mean, with respect to each Participant who is an Employee, any cash compensation earned by such Participant during a Plan Year in excess of Base Salary under any Employer's bonus, long-term or annual cash incentive plans, excluding stock options.

         1.3 "BASE SALARY" shall mean (i) with respect to any Participant who is a Director, any annual retainer, meeting fees, and committee fees payable in cash to the Director for serving on the Board or any committee thereof, but does not include reimbursable expenses or any bonuses or incentive awards; and (ii) with respect to any Participant who is an Employee, cash compensation relating to services performed during any Plan Year, whether or not paid in such year or included on the Federal Income Tax Form W-2 for such year, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by a Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Participant.

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         1.4 "BENEFICIARY" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

         1.5      "BOARD" shall mean the board of directors of the Company.

         1.6 "CHANGE IN CONTROL" shall mean the first to occur of any of the following events:

                  (1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates, other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

                  (2) the following individuals cease for any reason to constitute at least two-thirds (2/3) of the number of directors then serving: individuals who, on August 4, 1998, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company (as such terms are used in Rule 14A-11 of Regulation 14A under the Exchange Act)) whose appointment or election by the Board or nomination of election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on August 4, 1998, or whose appointment, election or nomination for election was previously approved; or

                  (3) the consummation of a merger or consolidation of the Company with any other entity, other than (i) a merger or consolidation which would result in (A) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, greater than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, (B) such of Richard C. Green, Jr. and Robert K. Green continuing as members of the board of directors of the surviving entity or ultimate parent thereof as were members of the Board of the Company immediately prior to such transaction, and (C) individuals described in paragraph (2) above constitute more than one-half of the members of the board of directors of the surviving entity or ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates, other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

                  (4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or

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         substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, greater than 50% of the combined voting power of the voting securities of which is owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

         Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

         For purposes of this Section 1.6, the following definitions shall apply:

                  (a) "BENEFICIAL OWNER" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                  (b) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  (c) "PERSON" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates,
         (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

         1.7 "CODE" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supercedes said section.

         1.8 "COMMITTEE" shall mean the committee described in Article 12.

         1.9 "COMPANY" shall mean UtiliCorp United Inc., a Delaware corporation, and any successor to all or substantially all of the Company's assets or business.

         1.10 "DEDUCTION LIMITATION" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are subject to the Deduction Limitation under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with
Section 3.5, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

         1.11 "DEFERRAL CONTRIBUTIONS" shall mean that portion of a Participant's Base Salary and Annual Bonus that he or she elects to have, and is deferred, in accordance with Section 3.1. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or Termination of Employment prior to the end of a Plan Year, such year's Deferral Contributions shall be the actual amount withheld prior to such event.

         1.12 "DEFERRAL CONTRIBUTION ACCOUNT" shall mean the bookkeeping account established on behalf of each Participant to reflect the amount of Deferral Contributions credited under the Plan on his or her behalf. Such account shall be credited or debited with hypothetical investment gains or losses in accordance with Section 3.5, and shall be debited for any distributions made to the Participant (or his or her Beneficiary) pursuant to this Plan that relate to such account.

         1.13 "DETERMINATION DATE" means the last day of each calendar quarter, and such other more frequent dates as the Committee in its sole discretion shall specify, as of which each Participant's Account is determined in accordance with
Section 3.5.

         1.14 "DIRECTOR" means a member of the Board who is neither an officer nor an Employee of any Employer.

         1.15 "DISABILITY" shall mean a period of disability during which a Participant qualifies for permanent disability benefits under the Participant's Employer's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee. If the Participant's Employer does not sponsor such a plan, or discontinues to sponsor such a plan, Disability shall be determined by the Committee in its sole discretion.

         1.16 "DISABILITY BENEFIT" shall mean the benefit set forth in
Article 8.

         1.17 "DISCRETIONARY CONTRIBUTION" shall mean the amount determined in accordance with Section 3.3.

         1.18 "DISCRETIONARY CONTRIBUTION ACCOUNT" shall mean the bookkeeping account established on behalf of each Participant to reflect the amount of Discretionary Contributions credited under the Plan on his or her behalf. Such account shall be credited or debited with hypothetical investment gains or losses in accordance with Section 3.5, and shall be debited for any distributions made to the Participant (or his or her Beneficiary) pursuant to this Plan that relate to such account.

         1.19 "EMPLOYEE" shall mean a person who is an employee of any Employer.

         1.20 "EMPLOYER(S)" shall mean the Company and any of its affiliates (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a participating employer.

         1.21 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

         1.22 "401(K) PLAN" shall be that certain UtiliCorp United Inc. Retirement Investment Plan, formerly known as the UtiliCorp United Inc. Restated Savings Plan, adopted by the Company.

         1.23 "MATCHING CONTRIBUTIONS" shall mean the amount determined in accordance with Section 3.2.

         1.24 "MATCHING CONTRIBUTION ACCOUNT" shall mean the bookkeeping account established on behalf of each Participant to reflect the amount of Matching Contributions credited under the Plan on his or her behalf. Such account shall be credited or debited with hypothetical investment gains or losses in accordance with Section 3.5, and shall be debited for any distributions made to the Participant (or his or her Beneficiary) pursuant to this Plan that relate to such account.

         1.25 "PARTICIPANT" shall mean any Employee or Director who is selected to participate in the Plan and has elected to participate by completing the applicable enrollment forms designated by the Committee. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an Account under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

         1.26 "PLAN" shall mean the UtiliCorp United Inc. Capital Accumulation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

         1.27 "PLAN AGREEMENT" shall mean a written agreement(s), as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

         1.28 "PLAN YEAR" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year. Notwithstanding the foregoing, if a person first commences participation in the Plan after the first day of any calendar year, such person's initial "Plan Year" shall commence on his or her date of participation and end on the following December 31.

         1.29 "QUARTERLY INSTALLMENT METHOD" shall be a quarterly installment payment over the number of calendar quarters selected by the Participant in accordance with this Plan. The amount of such installments shall be re-determined on a quarterly basis by dividing the Participant's remaining Account by the remaining number of installment payments. In no event shall any quarterly installment exceed the Participant's Account at the time of distribution.

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         1.30 "RETIREMENT", "RETIRE(S)" or "RETIRED" shall mean (i) with respect to any Participant who is an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the attainment of age fifty-five (55); and (ii) with respect to any Participant who is a Director, the date on which such Participant ceases to be a director of the Board for any reason other than death.

         1.31 "RETIREMENT BENEFIT" shall mean the benefit set forth in Article5.

         1.32 "SHORT TERM PAY-OUT" shall mean the benefit set forth in Section 4.1.

         1.33 "TERMINATION BENEFIT" shall mean the benefit set forth in Article
7.

         1.34 "TERMINATION OF EMPLOYMENT" shall mean the severing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence. Despite the foregoing, a Director who ceases to be a director of the Board for any reason other than death shall be deemed to have Retired.

         1.35 "TRUST" shall mean one or more trusts established pursuant to that certain Executive Benefit Security Trust Agreement, dated as of January 1, 1997 between the Company and the trustee named therein, as amended from time to time.

         1.36 "UNFORESEEABLE FINANCIAL EMERGENCY" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or
(iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

                                   ARTICLE II
                       SELECTION, ENROLLMENT, ELIGIBILITY

         2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to (i) a select group of management and highly compensated employees of the Employers, as determined by the Committee in its sole discretion and (ii) Directors of the Company. From that group, the Committee shall select, in its sole discretion, the persons eligible to participate in the Plan.

         2.2 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Each Employee or Director selected to participate in the Plan may enroll in the Plan by completing a Plan Agreement and any other forms designated by and acceptable to the Committee. If an Employee or Director fails to enroll in the Plan for any Plan Year by the date designated by the Committee, such individual shall not be eligible to participate in the Plan until the first day of the first Plan Year following the delivery to and acceptance by the Committee of such required documents.

         2.3 TERMINATION OF PARTICIPATION AND/OR DEFERRALS. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan

Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and receiving Employer contributions and/or (iii) immediately distribute the Participant's Account as a Termination Benefit and terminate the Participant's participation in the Plan.

                                   ARTICLE III
                           CREDITING OF ACCOUNTS/TAXES

         3.1  DEFERRAL OF BASE SALARY.

                  (a) For each Plan Year, each Participant's Deferral Contribution Account shall be credited with an amount ("Deferral Contribution") equal to the sum of (i) the Participant's Annual Bonus Deferral, (ii) Matched Base Salary Deferral, and (iii) Unmatched Base Salary Deferral, as each of those amounts are defined under Section 3.1(d) below.

                  (b) Subject to the exceptions set forth elsewhere in this Plan, each Participant's deferral elections under this Section 3.1, including without limitation his or her 401(k) Plan deferral percentage, shall be irrevocable and shall be made in the manner and at the times specified by the Committee prior to the beginning of each Plan Year. The Committee, in its sole discretion, may establish any and all procedures, rules, and requirements it deems prudent in connection with such deferral elections, including but not limited to specifying any minimum and maximum deferral amounts.

                  (c) Each Participant's Unmatched and Matched Base Salary Deferrals shall be withheld from each regularly scheduled payroll in equal amounts, as adjusted for increases or decreases in salary; provided, however, a Participant's Matched Base Salary Deferral shall not be withheld until the Participant has contributed the 401(k) Maximum Deferral Amount to the 401(k) Plan for such Plan Year. Each Participant's Annual Bonus Deferral shall be withheld at the time such amount would have been paid to such Participant but for his or her deferral election.

                  (d) DEFINITIONS:

                           (i) "Adjusted Base Salary" means a Participant's Base
                  Salary reduced by the amount (if any) of his or her Unmatched Base Salary Deferral.

                           (ii) A Participant's "Annual Bonus Deferral" shall
                  equal the product of (i) the Participant's Annual Bonus multiplied by (ii) the deferral percentage designated by such Participant prior to the beginning of such Plan Year.

                           (iii) A Participant's "Matched Base Salary Deferral"
                  shall equal (A) the product of (i) the Participant's Adjusted Base Salary multiplied by (ii) the 401(k) Plan deferral percentage designated by such Participant prior to the beginning of such Plan Year; less (B) the 401(k) Maximum Deferral Amount.

                           (iv) The "401(k) Maximum Deferral Amount" means the
                  maximum elective deferral contribution that may be made by a Participant to the 401(k) Plan for each Plan Year within the applicable limitations of the 401(k) Plan and Code Sections 401(a)(17), 401(k) and 402(g).

                           (v) A Participant's "Unmatched Base Salary Deferral"
                  shall equal the product of (i) the Participant's Base Salary multiplied by (ii) the deferral percentage designated by such Participant prior to the beginning of such Plan Year.

         3.2 MATCHING CONTRIBUTIONS. For each Plan Year, each Participant's Matching Contribution Account shall be credited with an amount (a "Matching Contribution") equal to:

                  (a) 100% of such Participant's Matched Base Salary Deferral to the extent such Matched Base Salary Deferral Contribution do not exceed 6% of such Participant's Adjusted Base Salary; REDUCED BY

                  (b) the aggregate amount of Employer matching contributions allocated to the Participant's account under the 401(k) Plan for such Plan Year.

         Such Matching Contributions shall be credited to the Participant's Matching Contribution Account under this Plan at the same time the Participant's corresponding Matched Base Salary Deferral contributions are credited under the Plan. No Matching Contributions shall be credited under this Plan with respect to any portion of a Participant's Annual Bonus Deferral under this Plan.

         3.3 DISCRETIONARY CONTRIBUTION. For each Plan Year, each Participant's Discretionary Contribution Account shall be credited with an amount (a "Discretionary Contribution") equal to:

                  (a) the aggregate amount of the Employer discretionary contributions which would have been allocated to the Participant's account under the 401(k) Plan, if the Participant had elected not to defer all or any portion of his or her Base Salary under this Plan for the applicable Plan Year; REDUCED BY

                  (b) the aggregate amount of Employer discretionary contributions allocated to the Participant's account under the 401(k) Plan for such Plan Year.

         The purpose of the contributions under this Section 3.3 is to make the Participant whole for the loss of the Employer discretionary contribution that such Participant would have received under the 401(k) Plan if the Participant had not elected to defer a portion of his or her Base Salary under this Plan.

         3.4 VESTING. Each Participant shall at all times be 100% vested in his or her Account.

         3.5 CREDITING/DEBITING OF ACCOUNTS. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account in accordance with the following rules:

                  (a) DETERMINATION OF ACCOUNT. As of each Determination Date, the amount credited to a Participant's Account shall be the amount credited to his or her Account as of the immediately preceding Determination Date, plus the Participant's Deferral, Matching and Discretionary Contributions since the immediately preceding Determination Date, minus any amount that is paid to or on behalf of a Participant subsequent to the immediately preceding Determination Date, plus or minus any hypothetical investment gains or losses determined in the manner set forth in Section 3.5 below.

                  (b) MEASUREMENT FUNDS. The Committee, in its sole discretion, shall designate the "measurement funds" to be used for purposes of crediting hypothetical earnings on the amounts credited to each Participant's Account. The Committee may from time to time discontinue, substitute or add a measurement fund, provided that any such action to discontinue or substitute any measurement fund may only take effect following at least thirty (30) days advance written notice of such change to the Participants.

                  (c) MEASUREMENT FUNDS FOR DEFERRAL CONTRIBUTIONS. Each Participant shall elect, from among the measurement fund(s) offered under the Plan from time to time and in the manner and at the time(s) designated by and acceptable to the Committee, the measurement fund(s) to be used for purposes of determining the hypothetical investment returns to be credited or debited to his or her Deferral Contribution Account. To the extent and in the manner permitted by the Committee, a Participant may modify his or her investment elections with respect to future contribution credits and/or his or her existing Deferral Contribution Account balance. Any election that is made in accordance with the foregoing shall be effective as of the Determination Date coinciding with or next following the acceptance of such election by the Committee. If the Employer provides a Participant with the authority to change the investment of the Employer's assets, such authority may be revoked at any time.

                  (d) MEASUREMENT FUND FOR MATCHING AND DISCRETIONARY CONTRIBUTIONS. Notwithstanding any other provisions in this Plan that may be interpreted to the contrary, each Participant's Discretionary Contribution Account and Matching Contribution Account shall be deemed invested in the "UtiliCorp United Inc. Common Stock measurement fund" at all times.

                  (e) HYPOTHETICAL INVESTMENT EARNINGS. The performance of each measurement fund (either positive or negative) will be determined by the Committee, in its sole discretion, based on the investment performance of the selected measurement funds themselves (except as otherwise provided in this Section). A Participant's Account shall be credited or debited, as the case may be, as of each Determination Date based on the investment performance of each measurement fund, as determined by the Committee in its sole discretion, as though an amount equal to such Participant's Account had actually been invested in the applicable measurement fund(s).

                  (f) CREDITING RATE FOR MOODY'S BOND INDEX MEASUREMENT FUND. Notwithstanding any provision in this Plan to the contrary, the investment rate of return for each Plan Year for the "Moody's Bond Index measurement fund" (to the extent such fund is designated by the Committee as a Measurement Fund) shall be determined by the Committee prior to the beginning of such Plan Year and shall be equal to 130% of the average corporate bond yield published in Moody's Bond Record under the heading of "Moody's Corporate Bond Yield Averages - Av. Corp" for the month of December that immediately precedes the Plan Year for which the investment rate is being determined. The Committee, in its sole discretion, may limit the availability of the Moody's Bond Index measurement fund to a limited group of Participants.

                  (g) UNFUNDED STATUS. Notwithstanding the foregoing or any other provision of this Plan or any notice, statement, summary or other communication provided to a Participant that may be interpreted to the contrary, the measurement funds are to be used for measurement purposes only, and a Participant's election of any such measurement fund, the determination of credits and debits to his or her Account based on the measurement funds, the Employer's actual ownership of the measurement funds, and any authority granted by the Employer to a Participant to change the investment of the Employer's assets, if any, may not be considered or construed in any manner as an actual investment of the Account in any such measurement fund or to constitute a funding of this Plan. The Employer is not obligated to actually invest in, or to continue an investment in, any measurement fund or other asset.

         3.6 FICA AND OTHER TAXES. For each Plan Year in which an Employee or Director participates in the Plan, the Employer shall, to the extent required by applicable law, withhold from that portion of the Participant's compensation that is not being deferred, the Participant's share of FICA and other applicable taxes attributable to his or her contribution under this Plan. If necessary, the Committee may reduce the Participant's Deferral Contributions in order to comply with this Section 3.6.

         3.7 DISTRIBUTIONS. The Participant's Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

         3.8 OTHER DEFERRED INCOME ARRANGEMENTS. The provisions of this Section
3.8 shall apply exclusively to those Participants under this Plan who have an unfunded deferred account or other deferred benefit entitlement under any other deferred compensation plan, agreement or arrangement with UtiliCorp United Inc. or any of its affiliates which the Committee has designated as eligible for transfer to this Plan ("Other Plan"). Each such Participant may elect, in the form and manner and at the time designated by the Committee, to relinquish all past, present and future benefits, rights and entitlements that he may have under the Other Plan, in which case, an amount equal to his or her deferred benefit under such Other Plan, determined as of the date (the "transfer date") and in the manner set forth in a separate agreement between the Participant's Employer and such Participant, shall be credited to a "Deferred Benefit Transfer Account" established on his or her behalf under this Plan. Separate sub-accounts may be established under a Participant's Deferred Benefit Transfer Account to reflect amounts transferred from different deferred compensation plans, agreements or arrangements. The Deferred Benefit Transfer Account established on behalf of a Participant shall treated for all purposes under this Plan as though such account was a part of the Participant's Deferral Contribution Account.

                                   ARTICLE IV
  SHORT TERM PAY-OUT; UNFORESEEABLE FINANCIAL EMERGENCIES; WITHDRAWAL ELECTION

         4.1  SHORT TERM PAY-OUT.

                  (a) In connection with each Participant's deferral election for a Plan Year, such Participant may elect to receive a "Short Term Pay-Out" of his or her Deferral Contributions attributable to such Plan Year. Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short Term Pay-Out benefit shall be paid in a lump sum as soon as reasonably practicable (which will normally be within 60 days) after the last day of any Plan Year designated by the Participant that is at least three (3) Plan Years after the Plan Year during which such Deferral Contributions were made. By way of example, if a three (3) year Short Term Pay-Out is elected for Deferral Contributions that are deferred during the Plan Year commencing January 1, 2000, the three (3) year Short Term Pay-Out would become payable as soon as reasonably practicable on or after December 31, 2003.

                  (b) ELECTION TO DEFER SHORT TERM PAY-OUT. At any time after a Short Term Pay-Out is elected but in no event less than one (1) year before the scheduled Short Term Pay-Out date, the Participant may irrevocably elect to extend his or her scheduled payment date to a subsequent pay-out date, in which case, the Participant's Deferral Contributions attributable to such election shall be paid, subject to the Deduction Limitation, in a single lump sum as soon as reasonably practicable (which will normally be within 60 days) after such extended pay-out date. A Participant shall be entitled to elect to extend his or her Short Term Pay-Out election under this Section 4.1 only one time with respect to his or her Deferral Contributions for each Plan Year.

                  (c) PAYMENT OF HYPOTHETICAL EARNINGS ATTRIBUTABLE TO SHORT TERM PAY-OUTS. Effective for Plan Years beginning on and after January 1, 2001, a Participant's Short Term Pay-Out benefit shall relate solely to his or her Deferral Contributions for a Plan Year and shall be exclusive of any hypothetical investment gains or losses credited on such contributions in accordance with Section 3.5; provided, however, in no event shall a Participant's Short Term Pay-Out benefit exceed the balance of his or her Deferral Contribution Account. An remaining hypothetical investment earnings attributable to such contributions shall be paid to the Participant, along with the balance of his or her Account, as a Termination or Retirement Benefit.

                  (d) OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM. Should an event occur that triggers a benefit under Article 5, 6, 7 or 8, any Deferral Contributions that are subject to a Short Term Pay-Out election under this Section 4.1 shall not be paid in accordance with this Section 4.1 but shall be paid in accordance with the other applicable Article.

         4.2 WITHDRAWAL PAY-OUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES. If a Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by the Participant and/or (ii) receive a partial or full pay-out from the Plan. The pay-out shall not exceed the lesser of the Participant's Account, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If the petition for a suspension and/or pay-out is approved, suspension shall take effect upon the date of approval and any pay-out shall be made as soon as reasonably practicable following such date. The payment of any amount under this
Section 4.2 shall not be subject to the Deduction Limitation.

         4.3 WITHDRAWAL ELECTION. A Participant (or, after a Participant's death, his or her Beneficiary) may elect, at any time, to withdraw the balance of his or her Account, calculated as if there had occurred a Termination of Employment as of the day of the election, less a withdrawal penalty equal to 10% of such amount (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement, Disability, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount as soon as reasonably practicable following his or her election. Once the Withdrawal Amount is paid, the

Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan for eighteen (18) months in the future. No partial withdrawals of the Withdrawal Amount shall be allowed. The payment of any amount under this Section 4.3 shall not be subject to the Deduction Limitation.

                                    ARTICLE V
                               RETIREMENT BENEFIT

         5.1 RETIREMENT BENEFIT. Subject to the Deduction Limitation, a Participant who Retires shall receive, as a Retirement Benefit, the balance of his or her Account.

         5.2 PAYMENT OF RETIREMENT BENEFIT. A Participant in connection with his or her commencement of participation in the Plan, shall elect to receive his or her Retirement Benefit in a lump sum or pursuant to a Quarterly Installment Method over 2 to 15 years. The Participant may annually change his or her election to an alternative pay-out method by submitting a new election form to the Committee, PROVIDED, HOWEVER, the Committee will only honor a Participant's new election if it is submitted to the Committee at least twelve (12) months prior to the Participant's Retirement date. In the event that a Participant Retires before his or her attainment of age 62, the Participant may file a written request with the Committee requesting that a lump sum payment not be made, or installment payments not commence, until after the Participant reaches age sixty-five (65), provided that any such election form is submitted at least twelve (12) months prior to the Participant's Retirement date and is accepted by the Committee in its sole discretion. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a single lump sum. The lump sum payment shall be made, or installment payments shall commence, as soon as reasonably practicable (which will normally occur within 60 days) following the date the Participant Retires. Any payment made shall be subject to the Deduction Limitation.

                                   ARTICLE VI
                                 DEATH BENEFITS

         6.1 POST-RETIREMENT DEATH BENEFIT. If a Participant dies after Retirement but before his or her Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit shall be paid to his or her Beneficiary as follows: (i) if the Participant elected to receive his or her Retirement Benefit pursuant to the Quarterly Installment Method, then the Beneficiary shall receive such benefits over the remaining number of quarters and in the same amounts as such benefits would have been paid to the Participant had the Participant survived; or (ii) if the Participant elected to receive his or her Retirement Benefit in the form of a lump sum payment, then the Beneficiary shall receive such benefits in a lump sum payment at the same time that the Participant would have received such payment had the Participant survived. Notwithstanding the foregoing, a Beneficiary may elect, prior to the time that benefits would otherwise be paid pursuant to the preceding sentence, a complete withdrawal of the benefits to which he or she is entitled in accordance with
Section 4.3.

         6.2 PRE-RETIREMENT DEATH BENEFIT. Subject to the Deduction Limitation, if a Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability, such Participant's Beneficiary shall be entitled to payment of the Participant's Account. Such payment shall made, at the election of the Participant, in either a single lump sum or pursuant to a Quarterly Installment Method over 2 to 15 years. The Participant may annually change such election to an allowable alternative pay-out period by submitting a new election form to the Committee, which form must be accepted by the Committee in its sole discretion. The election form most recently accepted by the Committee prior to the Participant's death shall govern the pay-out of the Participant's death benefit. If a Participant does not make any election with respect to the payment of the death benefit, then such benefit shall be paid in a lump sum. Notwithstanding the foregoing, if the Participant's Account at the time of his or her death is less than $25,000, payment of the death benefit may be made, in the sole discretion of the Committee, in a lump sum or pursuant to a Quarterly Installment Method of not more than 5 years. The lump sum payment shall be made, or installment payments shall commence, as soon as reasonably practicable (which will normally be within 60 days) after the date the Committee is provided with proof that is satisfactory to the Committee of the Participant's death.

                                   ARTICLE VII
                               TERMINATION BENEFIT

         7.1 TERMINATION BENEFIT. Subject to the Deduction Limitation, a Participant who experiences a Termination of Employment shall receive a Termination Benefit, which shall be equal to the balance of his or her Account.

         7.2 PAYMENT OF TERMINATION BENEFIT. The Termination Benefit shall be paid in a lump sum as soon as reasonably practicable (which will normally be within 60 days) after the date of the Participant's Termination of Employment. Any payment made shall be subject to the Deduction Limitation.

                                  ARTICLE VIII
                          DISABILITY WAIVER AND BENEFIT

         8.1 DISABILITY WAIVER. A Participant who is determined by the Committee to be suffering from a Disability shall be excused from fulfilling that portion of the Deferral Contributions commitment that would otherwise have been withheld from a Participant's Base Salary and Annual Bonus for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan. If a Participant returns to employment with an Employer after a Disability ceases, the Participant may recommence participation in accordance with the Plan provisions set forth herein and any additional rules specified by the Committee in its sole discretion.

         8.2 CONTINUED ELIGIBILITY; DISABILITY BENEFIT. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed and shall be eligible for the benefits provided for in
Article 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, deem the Participant to have experienced a Termination of Employment, or in the case of a Participant who is eligible to Retire, to have Retired, at any time (or in the case of a Participant who is eligible to Retire, as soon as practicable) after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to the balance of his or her Account at the time of the Committee's determination; provided, however, that should the Participant otherwise have been eligible to Retire, he or she shall be paid in accordance with Article 5. The Disability Benefit shall be paid in a lump sum as soon as reasonably practicable (which will normally occur within 60 days) of the Committee's exercise of such right. Any payment made shall be subject to the Deduction Limitation.

                                   ARTICLE IX
                             BENEFICIARY DESIGNATION

         9.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

         9.2 BENEFICIARY DESIGNATION; CHANGE. A Participant shall designate his or her Beneficiary by completing and signing a beneficiary designation form available from the Committee, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the beneficiary designation form and the Committee's rules and procedures, as in effect from time to time.
         9.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

         9.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

         9.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its sole discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

         9.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers, the Committee and the trustee of the Trust from all further obligations under this Plan with respect to the Participant.

                                    ARTICLE X
                                LEAVE OF ABSENCE

         10.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and his or her Deferral Contributions shall continue to be withheld during such paid leave of absence in accordance with Section 3.1.

         10.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making Deferral Contributions until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                   ARTICLE XI
                     TERMINATION, AMENDMENT OR MODIFICATION

         11.1 TERMINATION. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer shall terminate and their Accounts, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows:

                  (a) If the Plan is terminated with respect to all of its Participants prior to a Change of Control, such Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to a Quarterly Installment Method of up to 15 years, with amounts credited and debited during the installment period as provided herein. If the Plan is terminated with respect to less than all of its Participants, such Employer shall be required to pay such benefits in a lump sum; and

                  (b) If the Plan is terminated with respect to all or less than all of its Participants after a Change in Control, such Employer shall be required to pay such benefits in a lump sum.

         The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account in a lump sum or pursuant to a Quarterly Installment Method using fewer quarters (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

         11.2 AMENDMENT. Each Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that each Employer shall have the right to accelerate installment payments by paying the Account in a lump sum or pursuant to a Quarterly Installment Method using fewer quarters (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

         11.3 PLAN AGREEMENT. Despite the provisions of Sections 11.1 and 11.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

         11.4 EFFECT OF PAYMENT. The full payment of the applicable benefit under Article 4, 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan.

                                   ARTICLE XII
                                 ADMINISTRATION

         12.1 COMMITTEE DUTIES. This Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

         12.2 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

         12.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

         12.4 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee, and any Employee to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members or any such Employee.

         12.5 EMPLOYER INFORMATION. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.

                                  ARTICLE XIII
                          OTHER BENEFITS AND AGREEMENTS

         13.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE XIV
                                CLAIMS PROCEDURES

         14.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

         14.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within 90 days (unless special circumstances require additional time) and shall notify the Claimant in writing:

                  (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

                  (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the
         Claimant:

                           (i) the specific reason(s) for the denial of the
                  claim, or any part of it;

                           (ii) specific reference(s) to pertinent provisions of
                  the Plan upon which such denial was based;

                           (iii) a description of any additional material or
                  information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                           (iv) an explanation of the claim review procedure set
                  forth in Section 14.3 below.

         14.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

                  (a) may review pertinent documents;

                  (b) may submit written comments or other documents; and/or

                  (c) may request a hearing, which the Committee, in its sole discretion, may grant.

         14.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

                  (a) specific reasons for the decision;

                  (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

                  (c) such other matters as the Committee deems relevant.

         14.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE XV
                                      TRUST

         15.1 ESTABLISHMENT OF THE TRUST.

                  (a) CONTRIBUTION. The Company shall establish the Trust, and each Employer shall transfer over to the Trust such assets as the Employer determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to such Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Accounts for all periods prior to the transfer, taking into consideration the value of the assets in the Trust at the time of the transfer

                  (b) CONTRIBUTION FOLLOWING CHANGE OF CONTROL. Notwithstanding
         Section 15.1(a) above, in the event of a Change of Control, the Employers shall as soon as administratively possible, but in no event later than ten (10) days following such Change of Control, make an irrevocable contribution to the Trust, in cash or other readily marketable property acceptable to the trustee, equal to the sum of (i) an amount which, when added to the fair market value of the assets then held in the Trust which are attributable to this Plan, shall cause the fair market value of such assets to equal the present value of the Accounts under the Plan as of the date of such Change of Control, and
         (ii) an amount equal to a reasonable estimate of the present value of the administrative, trustee's, legal and consulting fees to be incurred during the life of the Trust on and after the Change of Control. The amount of the Employer's contribution paid or payable to the Trust pursuant to the foregoing shall be determined by a benefits consultant (as defined in the Trust) appointed by the Company.

                                   ARTICLE XVI
                                  MISCELLANEOUS

         16.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employee" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

         16.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

         16.3 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

         16.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

         16.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer as an Employee, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

         16.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

         16.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

         16.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

         16.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Missouri without regard to its conflicts of laws principles.

         16.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                                    Mr. Phil Beyer
                                    Director of Benefits
                                    UtiliCorp United Inc.
                                    20 West Ninth Street
                                    Kansas City, MO  64105-1711


         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

         16.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

         16.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

         16.13 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

         16.14 INCOMPETENT. If the Committee determines in its sole discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

         16.15 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

         16.16    DISTRIBUTION IN THE EVENT OF TAXATION.

                  (a) IN GENERAL. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

                  (b) TRUST. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance with that Section, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

         16.17 INSURANCE. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

         16.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

                               *******************

         IN WITNESS WHEREOF, the Company has caused this Plan document to be executed this 29th day of November, 2000, effective as of January 1, 2001.

                                            UtiliCorp United Inc.
                                            ("Company")



                                            By:        /s/   Dale J. Wolf
                                            Title:     Vice President/Finance




Attest:  /s/   Nancy J. Browning
         Assistant Secretary